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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A2)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      333-112231               33-3416059
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)

4 World Financial Center                                           10281
New York, New York                                               (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

            On or about August 30, 2004, the Registrant will cause the issuance and sale of MLMI Series 2004-A2 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2004, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

                            Item 601(a) of
                            Regulation S-K
           Exhibit No.        Exhibit No.                  Description
           -----------      --------------       -------------------------------
               1                  4              Pooling and Servicing
                                                 Agreement, dated as of
                                                 August 1, 2004 among Merrill
                                                 Lynch Mortgage Investors,
                                                 Inc., as depositor, Wells Fargo
                                                 Bank, National Association, as
                                                 master servicer and securities
                                                 administrator and Wachovia
                                                 Bank, National Association, as
                                                 trustee. (In accordance with
                                                 Rule 202 of Regulation S-T,
                                                 Exhibit H, the mortgage loan
                                                 schedule, is being filed in
                                                 paper pursuant to a continuing
                                                 hardship exemption.)

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC.


                                        By:    /s/ Andrew Beal
                                           -------------------------------------
                                        Name:  Andrew Beal
                                        Title: Managing Director

Dated: September 14, 2004

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                                  EXHIBIT INDEX

Item 601(a) of    Sequentially Exhibit        Regulation S-K        Numbered
    Number             Exhibit No.              Description           Page
--------------    --------------------     ---------------------    --------
      1                     4              Pooling and Servicing        5
                                                Agreement